UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

FLEX LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 15, 2017 FLEX LTD. Date: August 15, 2017 Time: 9:00 AM PDT San Jose, CA 95002 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1234567 1234567 Envelope # # of # Sequence # 1 OF 2 12 15 0000340972_1 R1.0.1.15 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. FLEX LTD. ATTN: INVESTOR RELATIONS DEPT. 6201 AMERICA CENTER DRIVE SAN JOSE, CA 95002 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 234567 Meeting Information Meeting Type: Annual Meeting For holders as of: June 16, 2017 Location: 6201 America Center Drive B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  Have the information that is printed in the box marked by the arrow (located on the  by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods  marked by the arrow available and follow the instructions. Only 0000340972_2 R1.0.1.15 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use 1. Combined Annual Report and Proxy Statement (pertaining to the annual general meeting) How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 01, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR proposals 1a. through 4. 1a. Re-election of Mr. Michael D. Capellas as a director of Flex. The Board of Directors recommends you vote FOR proposals 6., 7. and 8. To approve the adoption of the Flex Ltd. 2017 Equity Incentive Plan. 6. 1b. Re-election of Mr. Marc A. Onetto as a director of Flex. 7. To approve the renewal of the Share Purchase Mandate relating to acquisitions by Flex of its own issued ordinary shares. 2. To approve the re-appointment of Deloitte & Touche LLP as Flex's independent auditors for the 2018 fiscal year and to authorize the Board of Directors to fix its remuneration. 8. To approve changes in the cash compensation payable to our directors. 3. To approve a general authorization for the directors of Flex to allot and issue ordinary shares. NOTE: In their discretion, the Proxies are authorized to vote upon such other matters as may properly be put before the meeting or any adjournment thereof. 4. NON-BINDING, ADVISORY RESOLUTION. To approve the compensation of Flex's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, set forth in "Compensation Discussion and Analysis" and in the compensation tables and the accompanying narrative disclosure under"Executive Compensation" in Flex's proxy statement relating to its 2017 annual general meeting. The Board of Directors recommends you vote 1 YEAR on the following proposal: 5. NON-BINDING, ADVISORY RESOLUTION. To recommend that a non-binding, advisory resolution to approve the compensation of Flex's named executive officers be put to shareholders for their consideration every one year, every two years or every three years. xxxxxxxxxx Sequence # 0000340972_3 R1.0.1.15 Broadridge Internal Use Only xxxxxxxxxx Cusip Job # Envelope # # of # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 Envelope # # of # Sequence # 0000340972_4 R1.0.1.15 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E123,456,789,012.12345 THE COMPANY NAME INC. - 401 K123,456,789,012.12345 Reserved for Broadridge Internal Control Information